EXHIBIT 4.2





                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm as experts under the caption "Experts-Independent Auditors" in the prospectus and to the use of our report dated November 22, 2002, in Amendment No. 1 to the Registration Statement (File No. 333-100849) and related prospectus of Matrix Unit Trust, Series 3.



                                ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
November 22, 2002